OTHER ASSETS	6 Months Ended
Jun. 30, 2016
Other Assets [Abstract]
OTHER ASSETS
OTHER ASSETS

Included in other assets were the following:

	June 30, 2016	December 31, 2015	June 30, 2015
	($ in millions)
Investments in non-consolidated affiliates	$25.6	$25.0	$24.1
Deferred debt issuance costs	2.9	3.3	9.0
Bleach joint venture receivable	—	—	3.8
Tax-related receivables	18.2	1.5	1.5
Interest rate swaps	3.7	—	—
Supply contracts	518.8	406.5	—
Other	19.4	18.3	16.4
Other assets	$588.6	$454.6	$54.8

In connection with the Acquisition, Olin and TDCC have agreed to enter into arrangements for the long-term supply of ethylene by TDCC to Olin, pursuant to which, among other things, Olin has made upfront payments of $433.5 million upon the Closing Date in order to receive ethylene at producer economics and for certain reservation fees for the option to obtain additional future ethylene supply at producer economics. The fair value of the long-term supply contracts recorded as of the Closing Date was a long-term asset of $416.1 million which will be amortized over the life of the contracts as ethylene is received. During the three months ended June 30, 2016, one of the options to obtain additional future ethylene supply at producer economics was exercised by us and, accordingly, additional payments will be made to TDCC of approximately $210 million in 2017, which will increase the value of the long-term asset. If the remaining option is exercised by us, additional payments will be made to TDCC of between $425 million and $465 million in 2020, which will increase the value of the long-term asset.

During June 2016 and July 2016, Olin entered into arrangements to increase its supply of low cost electricity.  In conjunction with these arrangements, Olin made a payment of $85.0 million during the three months ended June 30, 2016.  Additional payments of approximately $90.0 million are expected to be made in the third quarter of 2016 in connection with these arrangements.  The payments made under these arrangements will be amortized over the life of the contracts as electrical power is received.

Amortization expense of $4.4 million and $8.7 million was recognized within cost of goods sold for the three and six months ended June 30, 2016, respectively, related to these supply contracts and is reflected in depreciation and amortization on the condensed statements of cash flows. The long-term supply contracts are monitored for impairment each reporting period.